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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2010
                                ----------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                             0-25023                35-2056949
      -------                             -------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)

      220 Federal Drive N.W., Corydon, Indiana                    47112
      ----------------------------------------                    -----
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            ----------------

      On January 19, 2010, the Board of Directors of First Capital, Inc. (the "Company") appointed William I. Orwick, Sr. and Carolyn E. Wallace as directors of the Company, each as a member of the class of directors whose term expires at the Company's 2012 Annual Meeting of Shareholders. On the same date, the Board of Directors of the Company's wholly-owned subsidiary, First Harrison Bank (the "Bank"), also appointed Mr. Orwick and Ms. Wallace as directors of the Bank. Mr. Orwick and Ms. Wallace have been named to serve on the Audit Committee of the Company's Board of Directors. There are no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which either of these individuals had or will have a direct or indirect material interest.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a) Financial Statements of Businesses Acquired: Not applicable

      (b) Pro Forma Financial Information: Not applicable

      (c) Shell Company Transactions: Not applicable

      (d) Exhibits: Not applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST CAPITAL, INC.



Dated:  January 19, 2010             By:  /s/ William W. Harrod
                                          ---------------------------------
                                          William W. Harrod
                                          President and Chief Executive Officer